Exhibit 10.1

SEttlement Agreement and MUTUAL Release

This Settlement Agreement and Mutual Release (this “Agreement”) is entered into as of April 22, 2024 (the “Effective Date”) by and between Kineta, Inc. (“Kineta”) and RLB Holdings Connecticut, LLC (“RLB”). Kineta and RLB are referred to collectively herein as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement (defined below).

RECITALS

WHEREAS, Kineta (formerly known as Yumanity Therapeutics, Inc.) previously entered into a financing agreement, dated as of June 5, 2022, as amended on October 24, 2022, December 5, 2022, March 29, 2023, May 1, 2023, July 21, 2023 and October 13, 2023 (such financing agreement, as amended, the “Securities Purchase Agreement”) with certain investors to sell shares of its common stock, par value $0.001 per share (“Kineta Common Stock”), in a private placement (the “Private Placement”);

WHEREAS, pursuant to the Securities Purchase Agreement, RLB agreed to purchase Kineta Common Stock in two separate closings for an aggregate purchase price of $6,840,001.60;

WHEREAS, the first closing of the Private Placement occurred on December 16, 2022 and RLB purchased 375,757 shares of Kineta Common Stock for a purchase price of $4,340,001.60;

WHEREAS, the second closing of the Private Placement, which was scheduled to occur on April 15, 2024, was not consummated due to RLB’s and the other investors’ failure to fulfill their contractual obligations to fund their respective amounts set forth in the column titled “Second Tranche Shares Aggregate Purchase Price” in Exhibit B to the Securities Purchase Agreement; and

WHEREAS, due to RLB’s failure to purchase $2,500,000 of shares of Kineta Common Stock pursuant to the Securities Purchase Agreement, the Parties are entering into this Agreement to continue RLB’s investment in the Company and to resolve any and all potential claims or causes of action, legal or equitable, in contract or tort, direct or indirect, presently asserted or not, by, between, or among the Parties that are, or could be asserted by the Parties.

THEREFORE, in consideration of the mutual promises and agreements provided herein, and for other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, the Parties agree as follows:

AGREEMENT

1.
Recitals. The above Recitals are true and correct and are hereby incorporated as part of this Agreement.
2.
Purpose. The parties desire to reach a full and final settlement and resolution of all potential claims, controversies and disputes that Kineta may have against RLB, including but not limited to all claims related in any way to RLB’s failure to purchase $2,500,000 of shares of Kineta Common Stock in connection with the second closing of the Private Placement.

3.
Sale of Shares to RLB; Payment. Within five (5) days of the Effective Date, RLB shall purchase $500,000 of shares of Kineta Common Stock, to be adjusted as necessary to avoid the issuance of any fractional shares (the “Share Purchase Price”), and in exchange, Kineta shall issue to RLB such number of shares (the “Shares”) equal to the Share Purchase Price divided by the sum of (i) the Nasdaq Official Closing Price of Kineta Common Stock for the five Trading Days prior to the Effective Date (the “NOCP”) and (ii) 20% of the NOCP. RLB shall pay to Kineta the Share Purchase Price in United States dollars and in immediately available funds, by wire transfer to an account designated in advance by Kineta. Within ten (10) days of receiving the Share Purchase Price, Kineta shall irrevocably instruct Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC) to deliver to RLB the Shares in book-entry form, free and clear of all restrictive and other legends, other than the restrictive legend set forth on Exhibit A attached hereto, in RLB’s name.
4.
Release. For and in consideration of the provisions of this Agreement, Kineta hereby fully discharges and forever releases RLB and all of its representatives, heirs, successors, assigns, agents, attorneys, insurers, affiliates, trustees, and beneficiaries from any claim, cause of action, or judgment, legal or equitable, in contract or tort, direct or indirect, presently asserted or not, known or unknown, from the beginning of time to the date of this Agreement. Kineta understands and acknowledges that this release extinguishes all claims of any type that it could have against RLB including, but not limited to, those asserted, connected with, or relating to the Private Placement.
5.
No Admission of Liability. The Parties hereto understand and agree that this Agreement is a compromise of disputed claims and defenses. No action by any Party is to be construed as an admission of liability by that Party or an admission against the interest of any Party.
6.
Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement. By way of clarification, all references to “including” in this Agreement shall be deemed to mean “including, without limitation.”
7.
Governing Law; Dispute Resolution. This Agreement shall be governed by the laws of the State of Delaware, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.
8.
Notices. Any notice required under this Agreement shall be deemed delivered upon receipt if sent by messenger or certified delivery service to the following addresses, or such other address as may be subsequently designated in writing:

TO KINETA: Kineta, Inc.

Craig W. Philips
7683 SE 27th Street, Suite 481

Mercer Island, WA 98040

cphilips@kineta.us

TO RLB: RLB Holdings Connecticut, LLC

Raymond Bartoszek

343 Greenwich Ave.

Greenwich, CT 06830

ray@rlb-holdings.com

9.
Entire Agreement. This Agreement sets forth the entire agreement between the Parties and, except as set forth in this Agreement, supersedes and renders null and void all prior oral and written agreements between the Parties. This Agreement cannot be amended or modified, except in writing signed by the Parties.
10.
Severability; Further Actions. If any portion of this Agreement is found to be unenforceable, all other portions that can be separated from it, or appropriately limited in scope, shall remain fully valid and enforceable. The Parties agree to execute any further or additional documents as are reasonably necessary to effectuate the purposes of this Agreement.
11.
Successors and Assigns. This Agreement is binding upon, and inures to the benefit of, the Parties and their respective successors and assigns.
12.
Signatures. This Agreement, or any amendment hereto, may be signed in any number of counterparts, including counterparts signed and delivered by fax transmission or by e-mail delivery of a “.pdf” format data file, each of which shall be and deemed an original, but all of which taken together shall constitute one agreement (or amendment as the case may be).

IN WITNESS WHEREOF, the Parties have executed this Agreement effective the date all signatures below have been exchanged.

Kineta, Inc.

/s/ Craig W. Philips Date: 4/22/2024

Name: Craig W. Philips

Title: President and Secretary

RLB Holdings Connecticut, LLC

/s/ Raymond Bartoszek Date: 4/22/2024

Name: Raymond Bartoszek

Title: Manager

[Signature Page to Settlement Agreement]

Exhibit A

Stock Legend

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.